Exhibit 13 (a)

AXA

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F for the year ended December 31, 2003 of AXA (the “Registrant”), as filed with th e United States Securities and Exchange Commission on the date hereof (the “Report”), I, Henri de Castries, Chief Executive Officer of AXA , certify, pursuant to 18. U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my best knowledge, that:

(1)	The Report fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant, as of, and for, the periods presented in the Report.

The foregoing certification is provided solely for purposes of complying with the provisions of Section 906 of the Sarbanes-Oxley Act of 2002 and is not intended to be used or relied upon for any other purpose.

/s/	Henri de Castries Chief Executive Officer June 21, 2005

Exhibit 13 (b)

AXA

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F for the year ended December 31, 2003 of AXA (the “Registrant”), as filed with t he United States Securities and Exchange Commission on the date hereof (the “Report”), I, Denis Duverne, Chief Financial Officer and a Member of the Management Board of AXA, certify, pursuant to 18. U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my best knowledge, that:

(1)	The Report fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant, as of, and for, the periods presented in the Report.

The foregoing certification is provided solely for purposes of complying with the provisions of Section 906 of the Sarbanes-Oxley Act of 2002 and is not intended to be used or relied upon for any other purpose.

/s/	Denis Duverne Chief Financial Officer Member of the Management Board June 21, 2005